Exhibit 99.1
The Navigators Group, Inc.
CORPORATE NEWS
Navigators Reports Third Quarter Earnings
New York — November 3, 2011 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $13.9 million, or $0.92 per diluted share, for the three months ended September 30, 2011 compared to net income of $16.2 million, or $1.00 per diluted share, for the comparable period in 2010. Operating earnings were $12.0 million, or $0.80 per diluted share for the third quarter of 2011 compared to earnings of $13.7 million, or $0.85 per diluted share, for the comparable period in 2010.
For the nine months ended September 30, 2011, the Company reported net income of $15.5 million, or $1.00 per diluted share, compared to $52.2 million, or $3.17 per diluted share, for the comparable period in 2010. Operating earnings were $13.3 million, or $0.85 per diluted share for the nine months ended September 30, 2011 compared to $38.8 million, or $2.35 per diluted share, for the comparable period in 2010.
Gross written premiums and net written premiums for the three months ended September 30, 2011 were $255.3 million and $175.4 million, respectively, an increase of 9.3% and 11.1%, respectively, from the comparable periods in 2010. Gross written premiums and net written premiums for the nine months ended September 30, 2011 were $830.3 million and $551.8 million, respectively, an increase of 9.6% and 7.7%, respectively, from the comparable periods in 2010.
The combined loss and expense ratio for the three and nine months ended September 30, 2011 were 99.1% and 105.6%, respectively, compared to 97.8% and 98.9% for the comparable periods in 2010.
Navigators’ Chief Executive Officer Stan Galanski commented, “We are pleased to have met our primary objective of underwriting profitability while continuing to grow our book value per share. We achieved meaningful premium growth in targeted specialty niches while walking away from business that did not meet our underwriting and pricing requirements. Cash flow was strong and, despite ongoing investments in talent and technology, we were able to maintain our non-commission operating expenses about flat with third quarter 2010.”
Stockholders’ equity was $799.5 million, or $55.82 per share, as of September 30, 2011 compared to $829.4 million, or $52.68 per share, as of December 31, 2010. During the three and nine months ended September 30, 2011, the Company repurchased 749,076 and 1,602,196 shares of its common stock for an aggregate purchase price of $32.2 million and $73.7 million, respectively, pursuant to its share repurchase program. The Company repurchased an additional 31,680 shares of its common stock for an aggregate purchase price of $1.3 million between October 1, 2011 and November 2, 2011 pursuant to its share repurchase program. Approximately $15.9 million remains available under the Company’s current share repurchase program which expires on December 31, 2011.

6 International Drive	Rye Brook, NY 10573
TEL (914) 933-6000	FAX (914) 934-2355

News Release
November 3, 2011

Net investment income for the three and nine months ended September 30, 2011 was $16.3 million and $51.1 million, which was a decrease of 8.9% and 4.8% from the comparable periods in 2010. The annualized pre-tax investment yield, excluding net realized gains and losses and net other-than-temporary impairment losses recognized in earnings, was 3.1% and 3.2% for the three and nine months ended September 30, 2011, compared to 3.4% and 3.5% for the comparable periods in 2010. The effective tax rate on net investment income was 28.6% for the three and nine months ended September 30, 2011, compared to 28.4% and 26.7% for the comparable periods in 2010.
The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.6 years as of September 30, 2011. As of September 30, 2011, net unrealized gains within our investment portfolio were $73.7 million, an increase of $24.6 million compared to December 31, 2010. There were $2.6 million and $3.5 million of net realized gains and other-than-temporary impairment losses recognized in earnings for the three and nine months ended September 30, 2011.
Consolidated cash flow from operations for the three and nine months ended September 30, 2011 was $71.9 million and $86.3 million respectively, compared to $49.8 million and $114.1 million for the comparable periods in 2010.
The Company will hold a conference call on Friday, November 4, 2011 starting at 8:30 a.m. ET to discuss the 2011 third quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).
To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:
http://investor.shareholder.com/navg/eventdetail.cfm?eventid=103189
Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.
The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

News Release
November 3, 2011

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco Chief Financial Officer (914) 933-6043 cdefalco@navg.com www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($ in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
Results of Operations	2011	2010	Change	2011	2010	Change
Gross written premiums	$255,318	$233,638	9.3%	$830,315	$757,351	9.6%
Net written premiums	175,357	157,807	11.1%	551,796	512,129	7.7%

Revenues:
Net earned premiums	173,633	168,233	3.2%	499,888	493,773	1.2%
Commission income
Net investment income	16,259	17,839	-8.9%	51,072	53,664	-4.8%
Total other-than-temporary impairment losses	(1,241)	(1,034)	NM	(2,338)	(1,774)	NM
Portion of loss recognized in other comprehensive income (before tax)	618	365	69.3%	941	870	8.2%

Net other-than-temporary impairment losses recognized in earnings	(623)	(669)	NM	(1,397)	(904)	NM
Net realized gains (losses)	3,238	4,521	-28.4%	4,856	21,653	-77.6%
Other income	(921)	2,767	NM	643	2,938	-78.1%

Total revenues	191,586	192,691	-0.6%	555,062	571,124	-2.8%

Expenses:
Net losses and loss adjustment expenses	110,242	107,463	2.6%	340,893	311,133	9.6%
Commission expenses	25,934	25,185	3.0%	80,164	76,178	5.2%
Other operating expenses	34,989	34,682	0.9%	107,341	103,781	3.4%
Interest expense	2,047	2,045	0.1%	6,140	6,133	0.1%

Total expenses	173,212	169,375	2.3%	534,538	497,225	7.5%

Income before income taxes	18,374	23,316	-21.2%	20,524	73,899	-72.2%

Income tax expense (benefit)	4,476	7,091	-36.9%	5,015	21,659	-76.8%

Net income (loss)	$13,898	$16,225	-14.3%	$15,509	$52,240	-70.3%

Per Share Data

Net income per common share:
Basic	$0.94	$1.03	-8.8%	$1.02	$3.23	-68.5%
Diluted	$0.92	$1.00	-8.0%	$1.00	$3.17	-68.6%

Average common shares outstanding:
Basic	14,796,309	15,779,902		15,243,603	16,170,493
Diluted	15,104,424	16,148,990		15,569,370	16,503,098

Underwriting Ratios
Loss Ratio	63.5%	63.9%		68.2%	63.0%
Expense Ratio	35.6%	33.9%		37.4%	35.9%

Combined Ratio	99.1%	97.8%		105.6%	98.9%

	Sept. 30,	June 30,		Sept. 30,	Dec. 31,
Balance Sheet Data	2011	2011		2011	2010
Stockholders’ equity	$799,455	$817,919	-2.3%	$799,455	$829,354	-3.6%
Book value per share	$55.82	$54.44	2.5%	$55.82	$52.68	6.0%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands, except share data)

	September 30,	December 31,
	2011	2010
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2011, $1,768,428; 2010, $1,855,598)	$1,827,973	$1,882,245
Equity securities, available-for-sale, at fair value (cost: 2011, $133,616; 2010, $64,793)	147,794	87,258
Short-term investments, at cost which approximates fair value	159,549	153,057
Cash	58,935	31,768

Total investments and cash	2,194,251	2,154,328

Premiums receivable	249,834	188,368
Prepaid reinsurance premiums	170,180	156,869
Reinsurance recoverable on paid losses	49,232	56,658
Reinsurance recoverable on unpaid losses and loss adjustment expenses	843,546	843,296
Deferred policy acquisition costs	61,975	55,201
Accrued investment income	14,741	15,590
Goodwill and other intangible assets	6,897	6,925
Current income tax receivable, net	9,817	1,054
Deferred income tax, net	4,250	15,141
Other assets	18,652	38,029

Total assets	$3,623,375	$3,531,459

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,044,709	$1,985,838
Unearned premiums	528,463	463,515
Reinsurance balances payable	113,188	105,904
Senior notes	114,240	114,138
Accounts payable and other liabilities	23,320	32,710

Total liabilities	2,823,920	2,702,105

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,451,233 shares for 2011 and 17,274,440 shares for 2010	1,745	1,728
Additional paid-in capital	324,257	312,588
Treasury stock, at cost (3,134,469 shares for 2011 and 1,532,273 shares for 2010)	(138,611)	(64,935)
Retained earnings	555,021	539,512
Accumulated other comprehensive income	57,043	40,461

Total stockholders’ equity	799,455	829,354

Total liabilities and stockholders’ equity	$3,623,375	$3,531,459

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($ in thousands)

	Three Months			Nine Months
	2011	2010	Change	2011	2010	Change
Gross Written Premiums:
Insurance Companies:
Marine	$47,141	$49,406	-5%	$175,812	$172,136	2%
Property Casualty	110,975	81,351	36%	323,994	242,494	34%
Professional Liability	33,059	32,586	1%	84,912	97,192	-13%

	191,175	163,343	17%	584,718	511,822	14%

Lloyd’s Operations:
Marine	26,979	32,788	-18%	127,585	133,758	-5%
Property Casualty	29,682	27,687	7%	91,106	76,768	19%
Professional Liability	7,482	9,820	-24%	26,906	35,003	-23%

	64,143	70,295	-9%	245,597	245,529	0%

Total	$255,318	$233,638	9%	$830,315	$757,351	10%

	Three Months			Nine Months
	2011	2010	Change	2011	2010	Change
Net Written Premiums:
Insurance Companies:
Marine	$34,180	$35,546	-4%	$130,200	$123,702	5%
Property Casualty	77,056	52,677	46%	201,978	156,674	29%
Professional Liability	24,056	19,693	22%	57,058	60,281	-5%

	135,292	107,916	25%	389,236	340,657	14%

Lloyd’s Operations:
Marine	20,649	27,142	-24%	102,362	111,205	-8%
Property Casualty	16,296	17,414	-6%	47,364	43,049	10%
Professional Liability	3,120	5,335	-42%	12,834	17,218	-25%

	40,065	49,891	-20%	162,560	171,472	-5%

Total	$175,357	$157,807	11%	$551,796	$512,129	8%

	Three Months			Nine Months
	2011	2010	Change	2011	2010	Change
Net Earned Premiums:
Insurance Companies:
Marine	$41,951	$41,091	2%	$124,387	$122,739	1%
Property Casualty	58,585	50,976	15%	156,871	152,228	3%
Professional Liability	18,796	20,131	-7%	51,881	58,867	-12%

	119,332	112,198	6%	333,139	333,834	0%

Lloyd’s Operations:
Marine	34,510	38,254	-10%	109,222	108,541	1%
Property Casualty	15,952	12,202	31%	44,105	34,880	26%
Professional Liability	3,839	5,579	-31%	13,422	16,518	-19%

	54,301	56,035	-3%	166,749	159,939	4%

Total	$173,633	$168,233	3%	$499,888	$493,773	1%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
September 30, 2011
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$191,175	$64,143	$—	$255,318
Net written premiums	135,292	40,065	—	175,357

Net earned premiums	119,332	54,301	—	173,633
Net losses and loss adjustment expenses	(76,755)	(33,487)	—	(110,242)
Commission expenses	(16,514)	(9,953)	533	(25,934)
Other operating expenses	(25,735)	(9,254)	—	(34,989)
Other income (expense)	554	(942)	(533)	(921)

Underwriting profit (loss)	882	665	0	1,547

Net investment income	14,037	2,158	64	16,259
Net realized gains (losses)	2,809	(226)	32	2,615
Interest expense	—	—	(2,047)	(2,047)

Income (loss) before income taxes	17,728	2,597	(1,951)	18,374

Income tax expense (benefit)	4,379	780	(683)	4,476

Net income (loss)	$13,349	$1,817	$(1,268)	$13,898

Losses and loss adjustment expenses ratio	64.3%	61.7%		63.5%
Commission expense ratio	13.8%	18.3%		14.9%
Other operating expense ratio (2)	21.2%	18.8%		20.7%

Combined ratio	99.3%	98.8%		99.1%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
September 30, 2010
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$163,343	$70,295	$—	$233,638
Net written premiums	107,916	49,891	—	157,807

Net earned premiums	112,198	56,035	—	168,233
Net losses and loss adjustment expenses	(72,306)	(35,157)	—	(107,463)
Commission expenses	(14,374)	(10,459)	(352)	(25,185)
Other operating expenses	(26,398)	(8,301)	—	(34,699)
Other income (expense)	1,380	1,052	352	2,784

Underwriting profit (loss)	500	3,170	—	3,670

Net investment income	15,736	1,982	121	17,839
Net realized gains (losses)	4,206	(354)	—	3,852
Interest expense	—	—	(2,045)	(2,045)

Income (loss) before income taxes	20,442	4,798	(1,924)	23,316

Income tax expense (benefit)	6,049	1,715	(673)	7,091

Net income (loss)	$14,393	$3,083	$(1,251)	$16,225

Losses and loss adjustment expenses ratio	64.4%	62.7%		63.9%
Commission expense ratio	12.8%	18.7%		15.0%
Other operating expense ratio (2)	22.4%	12.9%		18.9%

Combined ratio	99.6%	94.3%		97.8%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Nine Months Ended
September 30, 2011
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$584,718	$245,597	$—	$830,315
Net written premiums	389,236	162,560	—	551,796

Net earned premiums	333,139	166,749	—	499,888
Net losses and loss adjustment expenses	(228,882)	(112,011)	—	(340,893)
Commission expenses	(45,256)	(36,402)	1,494	(80,164)
Other operating expenses	(79,050)	(28,291)	—	(107,341)
Other income (expense)	2,871	(734)	(1,494)	643

Underwriting profit (loss)	(17,178)	(10,689)	0	(27,867)

Net investment income	44,009	6,733	330	51,072
Net realized gains (losses)	5,664	(2,409)	204	3,459
Interest expense	—	—	(6,140)	(6,140)

Income (loss) before income taxes	32,495	(6,365)	(5,606)	20,524

Income tax expense (benefit)	9,224	(2,247)	(1,962)	5,015

Net income (loss)	$23,271	$(4,118)	$(3,644)	$15,509

Losses and loss adjustment expenses ratio	68.7%	67.2%		68.2%
Commission expense ratio	13.6%	21.8%		16.0%
Other operating expense ratio (2)	22.9%	17.4%		21.4%

Combined ratio	105.2%	106.4%		105.6%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Nine Months Ended
September 30, 2010
($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate(1)	Total
Gross written premiums	$511,822	$245,529	$—	$757,351
Net written premiums	340,657	171,472	—	512,129

Net earned premiums	333,834	159,939	—	493,773
Net losses and loss adjustment expenses	(205,571)	(105,562)	—	(311,133)
Commission expenses	(43,351)	(32,827)	—	(76,178)
Other operating expenses	(79,658)	(24,161)	—	(103,819)
Other income (expense)	289	2,687	—	2,976

Underwriting profit	5,543	76	—	5,619

Net investment income	47,040	6,179	445	53,664
Net realized gains (losses)	20,140	378	231	20,749
Interest expense	—	—	(6,133)	(6,133)

Income (loss) before income taxes	72,723	6,633	(5,457)	73,899

Income tax expense (benefit)	21,166	2,403	(1,910)	21,659

Net income (loss)	$51,557	$4,230	$(3,547)	$52,240

Losses and loss adjustment expenses ratio	61.6%	66.0%		63.0%
Commission expense ratio	13.0%	20.5%		15.4%
Other operating expense ratio (2)	23.7%	13.5%		20.5%

Combined ratio	98.3%	100.0%		98.9%

(1)	The Corporate segment includes intercompany eliminations.

(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Three Months Ended September 30, 2011
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$41,951	$28,082	$15,054	$(1,185)	66.9%	35.9%	102.8%
Property Casualty	58,585	36,272	19,605	2,708	61.9%	33.5%	95.4%
Professional Liability	18,796	12,401	7,036	(641)	66.0%	37.4%	103.4%

	119,332	76,755	41,695	882	64.3%	35.0%	99.3%
Lloyd’s Operations	54,301	33,487	20,149	665	61.7%	37.1%	98.8%

Total	$173,633	$110,242	$61,844	$1,547	63.5%	35.6%	99.1%

	Three Months Ended September 30, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$41,091	$26,257	$13,467	$1,367	63.9%	32.8%	96.7%
Property Casualty	50,976	32,575	18,350	51	63.9%	36.0%	99.9%
Professional Liability	20,131	13,474	7,575	(918)	66.9%	37.7%	104.6%

	112,198	72,306	39,392	500	64.4%	35.2%	99.6%
Lloyd’s Operations	56,035	35,157	17,708	$3,170	62.7%	31.6%	94.3%

Total	$168,233	$107,463	$57,100	$3,670	63.9%	33.9%	97.8%

	Amounts		Loss Ratio
Net Incurred Loss Activity	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Three Months Ended:	2011	2010	2011	2010
Insurance Companies:
Loss and LAE payments	$63,475	$67,343	53.2%	60.1%
Change in reserves	13,280	4,963	11.1%	4.3%

Net incurred loss and LAE	76,755	72,306	64.3%	64.4%

Lloyd’s Operations:
Loss and LAE payments	26,168	22,572	48.2%	40.2%
Change in reserves	7,319	12,585	13.5%	22.5%

Net incurred loss and LAE	33,487	35,157	61.7%	62.7%

Total
Loss and LAE payments	89,643	89,915	51.6%	53.5%
Change in reserves	20,599	17,548	11.9%	10.4%

Net incurred loss and LAE	$110,242	$107,463	63.5%	63.9%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Three Months Ended:	2011	2010	2011	2010
Insurance Companies	$2,144	$157	1.8%	0.1%
Lloyd’s Operations	(531)	4,002	-1.0%	7.1%

Total	$1,613	$4,159	0.9%	2.5%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Nine Months Ended September 30, 2011
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$124,387	$82,888	$43,934	$(2,435)	66.6%	35.4%	102.0%
Property Casualty	156,871	110,637	57,662	(11,428)	70.5%	36.8%	107.3%
Professional Liability	51,881	35,357	19,839	(3,315)	68.2%	38.2%	106.4%

	333,139	228,882	121,435	(17,178)	68.7%	36.5%	105.2%
Lloyd’s Operations	166,749	112,011	65,427	(10,689)	67.2%	39.2%	106.4%

Total	$499,888	$340,893	$186,862	$(27,867)	68.2%	37.4%	105.6%

	Nine Months Ended September 30, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$122,739	$77,911	$42,566	$2,262	63.5%	34.7%	98.2%
Property Casualty	152,228	89,637	57,858	4,733	58.9%	38.0%	96.9%
Professional Liability	58,867	38,023	22,296	(1,452)	64.6%	37.9%	102.5%

	333,834	205,571	122,720	5,543	61.6%	36.7%	98.3%
Lloyd’s Operations	159,939	105,562	54,301	$76	66.0%	34.0%	100.0%

Total	$493,773	$311,133	$177,021	$5,619	63.0%	35.9%	98.9%

	Amounts		Loss Ratio
Net Incurred Loss Activity	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Nine Months Ended:	2011	2010	2011	2010
Insurance Companies:
Loss and LAE payments	$207,446	$208,114	62.3%	62.4%
Change in reserves	21,436	(2,543)	6.4%	-0.8%

Net incurred loss and LAE	228,882	205,571	68.7%	61.6%

Lloyd’s Operations:
Loss and LAE payments	74,826	79,431	44.9%	49.7%
Change in reserves	37,185	26,131	22.3%	16.3%

Net incurred loss and LAE	112,011	105,562	67.2%	66.0%

Total
Loss and LAE payments	282,272	287,545	56.5%	58.2%
Change in reserves	58,621	23,588	11.7%	4.8%

Net incurred loss and LAE	$340,893	$311,133	68.2%	63.0%

Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the Nine Months Ended:	2011	2010	2011	2010
Insurance Companies	$1,059	$5,654	0.3%	1.7%
Lloyd’s Operations	(3,694)	5,001	-2.2%	3.1%

Total	$(2,635)	$10,655	-0.5%	2.2%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($ in thousands)

	Case	IBNR
Net Loss Reserves, September 30, 2011:	Reserves	Reserves	Total
Insurance Companies:
Marine	$124,589	$117,209	$241,798
Property Casualty	163,732	309,296	473,028
Professional Liability	52,692	62,344	115,036

Total Insurance Companies	341,013	488,849	829,862

Lloyd’s Operations:
Marine	122,941	123,825	246,766
Property Casualty	38,464	29,050	67,514
Professional Liability	12,308	44,713	57,021

Total Lloyd’s Operations	173,713	197,588	371,301

Total Net Loss Reserves	$514,726	$686,437	$1,201,163

	Case	IBNR
Net Loss Reserves, December 31, 2010:	Reserves	Reserves	Total
Insurance Companies:
Marine	$107,147	$109,361	$216,508
Property Casualty	158,740	308,613	467,353
Professional Liability	46,096	78,469	124,565

Total Insurance Companies	311,983	496,443	808,426

Lloyd’s Operations:
Marine	111,914	112,708	224,622
Property Casualty	30,327	29,792	60,119
Professional Liability	9,904	39,471	49,375

Total Lloyd’s Operations	152,145	181,971	334,116

Total Net Loss Reserves	$464,128	$678,414	$1,142,542

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
September 30, 2011
As of September 30, 2011, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.6 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.
As of September 30, 2011, the Company owned two asset-backed securities approximating $0.8 million with subprime mortgage exposures. The securities have an effective maturity of 5.1 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $2.1 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.8 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.
The following table sets forth our cash and investments as of September 30, 2011:

		Gross	Gross	Cost or	OTTI
	Fair	Unrealized	Unrealized	Amortized	Recognized
September 30, 2011	Value	Gains	(Losses)	Cost	in OCI
	($ in thousands)
Fixed maturities:
U.S. Government Treasury bonds, agency bonds and foreign government bonds	$301,757	$8,656	$(487)	$293,588	$—
States, municipalities and political subdivisions	386,167	23,394	(195)	362,968	—
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	377,465	16,932	(20)	360,553	—
Residential mortgage obligations	24,525	30	(2,232)	26,727	(1,260)
Asset-backed securities	49,915	779	(86)	49,222	—
Commercial mortgage-backed securities	215,033	6,673	(909)	209,269	—

Subtotal	666,938	24,414	(3,247)	645,771	(1,260)
Corporate bonds	473,111	15,008	(7,998)	466,101	—

Total fixed maturities	1,827,973	71,472	(11,927)	1,768,428	(1,260)

Equity securities — common stocks	147,794	18,597	(4,419)	133,616	—

Cash	58,935	—	—	58,935	—

Short-term investments	159,549	—	—	159,549	—

Total	$2,194,251	$90,069	$(16,346)	$2,120,528	$(1,260)

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
September 30, 2011
($ in thousands)
The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at September 30, 2011:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Agency mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$121,051	$6,773	$—	$114,278
FNMA	184,047	7,971	(20)	176,096
FHLMC	72,367	2,188	—	70,179

Total	$377,465	$16,932	$(20)	$360,553

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Residential mortgage obligations:	Value	Gains	(Losses)	Cost
Prime	$13,925	$30	$(1,740)	$15,635
Alt-A	2,106	—	(467)	2,573
Subprime	—	—	—	—
Non-US RMBS	8,494	—	(25)	8,519

Total	$24,525	$30	$(2,232)	$26,727